C5 3-11

中 华 人 民 共 和 国

药品GMP证书

CERTIFICATE OF GOOD MANUFACTURING PRACTICES FOR PHARMACEUTICAL PRODUCTS
PEOPLE'S REPUBLIC OF CHINA

证书编号：
Certificate No.: L5214

企业名称： 湖北民康制药有限公司
Manufacturer: **Hubei Minkang Pharmaceutical Co.,Ltd.**

地 址： 湖北省宜昌市西坝路 50 号
Address: **No.50 Xiba Road,Yichang City,Hubei**

认证范围： 小容量注射剂
Scope of Inspection: **Small Volume Parenteral Solutions**

经审查，符合中华人民共和国《药品生产质量管理规范》要求。特发此证。

This is to certify that the above-mentioned manufacturer complies with the requirements of Chinese Good Manufacturing Practices for Pharmaceutical Products.

有效期至 2015 年 03 月 14 日
This certificate remains valid until 14/03/2015

湖北民康制药有限公司 行政部

发证机关：
Issued By

国家食品药品监督管理局

Date for Issuing 15/03/2010 2010 年 03 月 15 日

国家食品药品监督管理局制
PRINTED BY STATE FOOD AND DRUG ADMINISTRATION

序 号: A1 095467
No.

密 码:
Password

SFDA	SFDA	SFDA	SFDA	SFDA
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中华人民共和国

药品GMP证书

CERTIFICATE OF GOOD MANUFACTURING PRACTICES FOR PHARMACEUTICAL PRODUCTS
PEOPLE'S REPUBLIC OF CHINA

证书编号：鄂J0352
Certificate No.

企业名称：湖北民康制药有限公司
Manufacturer: Hubei Minkang Pharmaceutical Co.,Ltd.

地　址：湖北省宜昌市西坝路50号
Address: NO.50 Xiba Road,Yichang,Hubei

认证范围：硬胶囊剂、丸剂（浓缩丸、水丸、水蜜丸、糊丸）、片剂、颗粒剂
Scope of Inspection: Capsules、Pills、Tablets、Granules

经审查，符合中华人民共和国《药品生产质量管理规范》要求。特发此证。

This is to certify that the above-mentioned manufacturer complies with the requirements of Chinese Good Manufacturing Practices for Pharmaceutical Products.

有效期至　2014年　01月　05日
This certificate remains valid until　05/01/2014

发证机关：
Issued By

（印章：湖北省食品药品监督管理局）

Date for Issuing　06/01/2009　2009年　01月　06日

（印章：湖北民康制药有限公司 行政部）

国家食品药品监督管理局制
PRINTED BY STATE FOOD AND DRUG ADMINISTRATION

序　号：
No.　A1　006886

密　码：
Password

SFDA	SFDA	SFDA	SFDA	SFDA
1	2	3	4	5

中华人民共和国

药品GMP证书

CERTIFICATE OF GOOD MANUFACTURING PRACTICES FOR PHARMACEUTICAL PRODUCTS
PEOPLE'S REPUBLIC OF CHINA

证书编号： 鄂K0441
Certificate No .

企业名称： 湖北民康制药有限公司
Manufacturer: ~~Hubei Minkang Pharmaceutical Co.,Ltd.~~

地　　址： 湖北省宜昌市西坝路50号
Address: No.50 Xiba Road,Yichang,Hubei

认证范围： 口服溶液剂、合剂、糖浆剂、露剂、散剂(含中药提取)。***
Scope of Inspection: Oral Solutions, Mixture, Syrup, Aromatic Solution, ~~Powders(Including).***~~

经审查，符合中华人民共和国《药品生产质量管理规范》要求。特发此证。

This is to certify that the above-mentioned manufacturer complies with the requirements of Chinese Good Manufacturing Practices for Pharmaceutical Products.

有效期至 2015年 01月 05日
This certificate remains valid until 05 / 01 / 2015

发证机关： 湖北省食品药品监督管理局
Issued By HUBEI PROVINCE FOOD AND DRUG ADMINISTRATION

Date for Issuing 06 / 01 / 2010 2010年 01月 06日

国家食品药品监督管理局制
PRINTED BY STATE FOOD AND DRUG ADMINISTRATION

序 号: A1 006782
No.

密 码: Password

SFDA	SFDA	SFDA	SFDA	SFDA
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